EXHIBIT 10.2

PROMISSORY NOTE

U.S. $14,200,000.00 May 7, 2014

FOR VALUE RECEIVED, IREIT MANSFIELD POINTE, L.L.C., a Delaware limited liability company (“Borrower”), hereby unconditionally promises to pay to the order of JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”), at 10 South Dearborn, 19th Floor, Chicago, Illinois 60603, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of FOURTEEN MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($14,200,000.00) (the “Loan”), or so much thereof as has been advanced from time to time, in lawful money of the United States of America, with interest thereon to be computed on the outstanding balance from time to time under this Promissory Note (this “Note”) at the applicable interest rate set forth below, and to be paid in accordance with the terms of this Note.

The proceeds of the loan evidenced by this Note shall be advanced pursuant to the terms and conditions of that certain Loan and Security Agreement dated as of even date herewith (as the same may be amended, supplemented, extended, modified, substituted or consolidated, the “Loan Agreement”) by and between Borrower and Lender. This Note evidences the Loan. Payment of this Note is governed by the Loan Agreement, the terms of which are incorporated herein by express reference as if fully set forth herein. Capitalized terms used and not otherwise defined herein shall have the meaning given to them in the Loan Agreement.

1.               Interest. The principal amount hereof outstanding from time to time shall bear interest until paid in full at the Floating Rate, Eurodollar Rate, or the rate to apply upon the occurrence of a default per Section 3.06(c) of the Loan Agreement (the “Default Rate”). Interest shall be computed based on a 360-day year and charged for the actual number of days elapsed.

2.               Monthly Payments. Commencing on July 5, 2014, and each Monthly Payment Date thereafter until the Loan has been repaid in full, interest on the Loan shall be payable monthly in arrears in the amount of all interest accrued and unpaid. All payments on account of the indebtedness evidenced by this Note shall be made to Lender not later than 2:00 p.m. Central time on the day when due in lawful money of the United States and shall be first applied to late charges, costs of collection or enforcement and other similar amounts due, if any, under this Note and any of the other Loan Documents, then to interest due and payable hereunder and the remainder to principal due and payable hereunder.

3.               Principal Payments. Borrower shall also make partial principal payments, if applicable, at such times and in such amounts as are set forth in Section 3.13 of the Loan Agreement. Borrower hereby acknowledges and agrees that if such principal payments will not be sufficient to repay the Loan by the Maturity Date, a balloon payment of all outstanding principal, together with accrued and unpaid interest will be due upon maturity of this Note, whether by acceleration or otherwise.

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4.               Maturity Date. The indebtedness evidenced hereby shall mature on the Maturity Date. On the Maturity Date, the entire outstanding principal balance hereof, together with accrued and unpaid interest and all other sums evidenced by this Note, shall, if not sooner paid, become immediately due and payable.

5.               Default. Upon the occurrence of any of the following events, at the election of Lender, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums or charges due hereunder or secured by or required to be paid by Borrower under any of the Loan Documents, shall become immediately due and payable:

(a)             If Borrower fails to pay in full any principal of the Loan when due; or

(b)            If Borrower fails to pay in full any interest on the Loan or any fees or any other amounts due under the Loan Documents (other than principal) when due and such failure continues unremedied for a period of five (5) days after the due date thereof; or

(c)             If Borrower fails make any other payment or deposit required hereunder or under any of the other Loan Documents within the period set forth in Loan Documents, or if no period is set forth in the Loan Documents, then within ten (10) Business Days after demand therefor; or

(d)            If an Event of Default occurs under the Loan Agreement or any of the other Loan Documents which is not cured within any applicable cure period.

Except as otherwise provided in the Loan Documents and to the extent permitted by applicable law, notice of such election by Lender is hereby expressly waived as part of the consideration for this Loan. Nothing contained herein shall be construed to restrict the exercise of any other rights or remedies granted to Lender hereunder or under any of the other Loan Documents upon the failure of Borrower to perform any provision hereof or of any of the other Loan Documents.

6.               Default Rate; Late Charge. Regardless of the interest rate then in effect under the Loan Agreement, in the event (i) the principal balance hereof is not paid when due whether by acceleration or upon the Maturity Date, or (ii) an Event of Default occurs, then the principal balance hereof shall bear interest from and thereafter at the Default Rate. In addition, for any installment of principal and/or interest (exclusive of the payment due upon the Maturity Date) which is not paid on or before ten (10) days following the due date thereof, the late payment charge described in Section 3.11(c) of the Loan Agreement shall be due and payable to the holder of this Note upon written demand to cover the extra expense involved in handling delinquent payments.

7.               Binding Effect. This Note shall be binding upon Borrower, its successors and permitted assigns, whether expressed or not, and each owner and holder from time to time of this Note.

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8.               Time is of the Essence. Time is of the essence as to Borrower’s performance and observances of all obligations and time periods applicable to Borrower pursuant to this Note.

9.               Borrower Waivers. To the extent permitted by applicable law, Borrower hereby waives demand, presentment for payment, protest, notice of protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement of this Note or the other Loan Documents, except as may be expressly set forth in the Loan Documents, and expressly consents to any extension of time of payment hereof, or waivers that may be granted by Lender with respect to the payment or other provisions of this Note, and to any substitution, exchange or release of the collateral, or any part thereof, with or without substitution, and agrees to the addition or release of any party primarily or secondarily liable hereunder or of any of the security for this Note, acceptance of other parties to be liable for any of the indebtedness evidenced hereby or under the other Loan Documents or of other security therefor, or any other indulgence or forbearance which may be made, without notice to any party and without in any way affecting the liability of any party.

Borrower hereby waives and renounces for itself, its successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, or exemption and homestead laws now provided, or which may hereafter be provided, by the laws of the United States and of any state thereof against the enforcement and collection of the obligations evidenced by this Note.

10.            Cumulative Rights. No delay on the part of the holder of this Note in the exercise of any power or right under this Note, or any of the other Loan Documents, shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right. Enforcement by the holder of this Note or any security for the payment thereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

11.            Governing Law. This Note shall be construed and enforced in accordance with the Laws of the State of Illinois without reference to the choice of law or conflicts of law principles of that State.

12.            Lender’s Costs. If this Note is not paid when due, whether at maturity or by acceleration or otherwise, or if an Event of Default occurs under any of the Loan Documents, Borrower promises to pay all actual costs of collection incurred by Lender, including without limitation reasonable attorneys’ fees to the fullest extent not prohibited by applicable law, and all third party out-of-pocket expenses incurred in connection with the protection or realization of any collateral, whether or not suit is filed hereon or on any instrument granting a security interest.

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13.            Compliance with Applicable Law. The parties hereto intend and believe that each provision in this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Note is found by a court of law to be in violation of any applicable Laws or public policy, and if such court should declare such portion, provision or provisions of this Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein, and that the rights, obligations and interest of Borrower and the holder or holders hereof under the remainder of this Note shall continue in full force and effect.

14.            WAIVER OF JURY TRIAL; JURISDICTION, VENUE, SERVICE. BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, AND LENDER BY ITS ACCEPTANCE HEREOF, EACH WAIVES THE RIGHT OF A JURY TRIAL IN EACH AND EVERY ACTION ON THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, IT BEING ACKNOWLEDGED AND AGREED THAT ANY ISSUES OF FACT IN ANY SUCH ACTION ARE MORE APPROPRIATELY DETERMINED BY THE COURTS. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS NOTE (EACH, A “PROCEEDING”), BORROWER AND LENDER IRREVOCABLY (A) SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE COUNTY OF COOK, AND STATE OF ILLINOIS, AND (B) WAIVE ANY OBJECTION WHICH SUCH PARTY MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY, PROVIDED THAT LENDER SHALL ALSO HAVE THE RIGHT TO BRING AN ACTION IN SUCH OTHER JURISDICTION AS SHALL BE REQUIRED TO ENFORCE THE LOAN DOCUMENTS OR THE LIENS OR SECURITY THEREUNDER. NOTHING IN THIS NOTE SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY ILLINOIS STATE OR UNITED STATES COURT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT THE ADDRESS INDICATED SET FORTH IN THE LOAN AGREEMENT, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF BORROWER SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

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15.            Miscellaneous.

(a) If Borrower consists of more than one person, each shall be jointly and severally liable to perform the obligations of Borrower under this Note.

(b) All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa.

(c) Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof.

[Signature Page to Follow]

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Borrower has executed and delivered this Note as of the day and year first set forth above.

BORROWER:

IREIT MANSFIELD POINTE, L.L.C., a Delaware limited liability company

By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

	By:	/s/ Mary J. Pechous
	Name:	Mary J. Pechous
	Title:	Assistant Secretary

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